Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

10. GOODWILL

The changes in the carrying amount of goodwill were as follows:

For the year ended December 31,
Balance as of January 1, 2023	—
Goodwill acquired in business combinations (Note 3)	576,989
Balance as of December 31, 2023	576,989
Impairment loss	(152,890)
Balance as of December 31, 2024	424,099
Balance as of December 31, 2024, in US$	58,101

* The Group allocated the goodwill recognized in its 2023 business combinations to the AI and other reporting unit, and subsequently performed annual goodwill impairment testing at the reporting unit level in accordance with ASC 350-20.

Considering the adverse change in the operating and financial performance of AI and others, the Group determined that a quantitative assessment was required as of December 31, 2024. The Group compared the fair value of AI and others reporting unit to it's carrying amount, including the allocated goodwill. The fair value was estimated using the income approach with certain key assumptions including forecasted revenue, EBIT margin and discount rate which are subject to high degree of judgment and complexity. As a result, the fair value of AI and others reporting unit was estimated to be below the carrying value and the Group recorded a RMB152,890 (US$20,946) goodwill impairment for the years ended December 31, 2024. A sensitivity analysis shows that significant increases (decreases) in the forecasted revenue, increases (decreases) in the EBIT margin and decreases (increases) in discount rate will result in a significantly higher (lower) fair value measurement of the reporting unit.